Exhibit 10.47
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of February 24, 2026 (this “Agreement”), is made by and among MIMEDX GROUP, INC., a Florida corporation (the “Borrower”), the LENDERS party hereto and CITIZENS BANK, N.A., as Administrative Agent.
RECITALS
WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and the Administrative Agent are party to that certain Credit Agreement, dated as of January 19, 2024 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time immediately prior to the effectiveness of this Agreement, the “Existing Credit Agreement” and, as amended by this Agreement and as may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time after the date hereof, the “Credit Agreement”; capitalized terms that are not defined herein have the meanings set forth in the Credit Agreement);
WHEREAS, the Borrower wishes to make certain amendments to the Existing Credit Agreement as set forth herein, and the Lenders party hereto hereby agree to make such amendments and such other modifications thereto, in each case, as set forth herein.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Existing Credit Agreement Amendments. Effective as of the Amendment No. 1 Effective Date, the Existing Credit Agreement is hereby amended as follows:
(a)Section 7.8 of the Existing Credit Agreement is amended by inserting the following new clause (k):
“the Borrower or any of its Subsidiaries may purchase, redeem or otherwise acquire Equity Interests issued by it to the extent not otherwise permitted by this Agreement; provided that the payments made under this clause shall not exceed $100,000,000 in the aggregate.”
(b)Schedule 10.1 is hereby amended by revising the notice information with respect to Aleks Kopec as follows:
Aleks Kopec
Paul Hastings LLP
615 S College Street, Floor 9, Charlotte, NC 29202
alekskopec@paulhastings.com
1.404.815.2400”

2.Effective Date Conditions. This Agreement will become effective on the date (the “Amendment No. 1 Effective Date”), on which each of the following conditions have been satisfied in accordance with the terms therein:
(a)the Administrative Agent (or its counsel) shall have received from the Borrower and each Lender party hereto constituting Required Lenders, either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmission of a signed counterpart of this Agreement) that such party has signed a counterpart to this Agreement;
(b)the Administrative Agent shall have received a certificate of the Borrower dated as of the Amendment No. 1 Effective Date signed by a Responsible Officer of the Borrower (i) (A) certifying and attaching the resolutions or similar consents adopted by the Borrower approving or consenting to this Agreement, (B) certifying no change to the articles of organization and by-laws agreement of the Borrower that were previously delivered to Administrative Agent on the Closing Date, (C) attaching a certificate of status, or other similar certification, reflecting that the Borrower is in good standing as of the Amendment No. 1 Effective Date and (D) certifying no change to the incumbency certificate previously delivered to the Administrative Agent on the Closing Date;
(c)the Administrative Agent shall have received all fees and other amounts due on or prior to the Amendment No. 1 Effective Date and, to the extent invoiced at least three Business Days prior to the Amendment No. 1 Effective Date (or such later date as is reasonably agreed by the Borrower), reimbursement or payment of all reasonable, documented and invoiced out-of-pocket expenses (including fees and expenses of Paul Hastings LLP) required to be reimbursed or paid by any Loan Party under any Loan Document;
(d)the representations and warranties in Section 3 of this Agreement shall be true and correct in all material respects as of the Amendment No. 1 Effective Date; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any such representations or warranties that are qualified by materiality, Material Adverse Effect, or similar construct, shall be true and correct in all respects; and
(e)no Default or Event of Default shall exist on the Amendment No. 1 Effective Date before or after giving effect to the effectiveness hereof.
3.Representations and Warranties. By its execution of this Agreement, the Borrower hereby represents and warrants that:
(a)The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement (except for, (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect);
(b)this Agreement has been duly executed and delivered by the Borrower. This Agreement constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy insolvency, reorganization, receivership, moratorium or other Laws affecting creditors’ rights generally and by general principles of equity;
(c)the execution, delivery and performance by the Borrower of this Agreement, and the consummation of the transactions contemplated hereby, are within the Borrower’s corporate or other organizational powers, have been duly authorized by all necessary corporate or other organizational action and do not (a) contravene the terms of the Borrower’s Organization Documents, or (b) violate any Law; in each case, except to the extent that such violation, conflict, breach or contravention could not reasonably be expected to have a Material Adverse Effect;
(d)both immediately before and after giving effect to the Amendment No. 1 Effective Date, (i) the representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality) as of such earlier date and (ii) no Default exists or would result from the consummation of this Agreement or the transactions contemplated hereby; and
(e)as of the Amendment No. 1 Effective Date after giving effect to this Agreement and the transactions contemplated hereby, the Borrower and its Subsidiaries, on a consolidated basis, are Solvent.

4.Reaffirmation; Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)The Borrower, on behalf of itself and each other Loan Party, hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, the Borrower, on behalf of itself and each other Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents. Except as specifically amended by this Agreement, the Credit Agreement and the other Loan Documents shall remain in full force.
(b)The execution, delivery and performance of this Agreement shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
(c)On and after the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Agreement.
1.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.2 of the Credit Agreement.
2.Entire Agreement. This Agreement, the Credit Agreement, and the other Loan Documents constitute the entire agreement among the parties hereto relating to the subject matter hereof and thereof and supersede all previous agreements and understandings, oral or written, relating to the subject matter hereof and thereof. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Existing Credit Agreement, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Existing Credit Agreement as amended hereby and that this Agreement is a Loan Document. This Agreement shall not constitute a novation of any amount owing under the Existing Credit Agreement and all amounts owing in respect of principal, interest, fees and other amounts pursuant to the Existing Credit Agreement and the other Loan Documents shall, to the extent not paid or exchanged on or prior to the Amendment No. 1 Effective Date, shall continue to be owing under the Credit Agreement or such other Loan Documents until paid in accordance therewith.

3.Governing Law; WAIVER OF JURY TRIAL; No Fiduciary Duty.
(a)This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
(b)EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
(c)Sections 10.9(b), 10.9(c), 10.9(d), and 10.16 of the Credit Agreement are hereby incorporated by reference into this Agreement mutatis mutandis and shall apply hereto.
4.Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
5.Counterparts. This Agreement may be executed in one or more counterparts (and by different parties hereto in different counterparts), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require Administrative Agent to accept electronic signature counterparts in any form or format and (y) Administrative Agent reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.
6.Loan Document. On and after the Amendment No. 1 Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived by the parties hereto solely as set forth in Section 5 above).

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.
MIMEDX GROUP, INC., as Borrower
By    /s/Joseph Capper
    Name: Joseph Capper
    Title: Chief Executive Officer
MiMedx- Signature Page to Amendment No. 1 to Credit Agreement

CITIZENS BANK, N.A., as Administrative Agent
By: /s/Luis Gutierrez___________________
    Name: Luis Gutierrez
    Title: Senior Vice President

MiMedx- Signature Page to Amendment No. 1 to Credit Agreement

CITIZENS BANK, N.A., as a Lender
By: /s/Luis Gutierrez___________________
    Name: Luis Gutierrez
    Title: Senior Vice President

Bank of America, N.A., as a Lender
By: /s/H. Hope Walker___________________
    Name: H. Hope Walker
    Title: Senior Vice President